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EXHIBIT 99.1


        CERTIFICATIONS PURSUANT TO 18 U.S.C 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     Each of, Matthew H. O'Toole, Chief Executive Officer, and Robert A.
Desrosiers, Chief Financial Officer, of The Hockey Company, a Delaware corporation (the "Company"), hereby certify that:

     (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


       CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

       /s/ Matthew H. O'Toole                      /s/ Robert A. Desrosiers
       ----------------------                      ------------------------
           Matthew H. O'Toole                          Robert A. Desrosiers

   Date:  14 November, 2002                     Date:  14 November, 2002